UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  June 24, 2009


NASUS CONSULTING, INC.
(Exact name of registrant as specified in its charter)


Commission File Number:  333-150135


       Nevada						04-3526451
       (State of other jurisdiction			(IRS Employer
       of Incorporation)				Identification No.)


258 Southhall Lane, Suite 420, Maitland, Florida 32751
(Address to principal executive offices, including zip code)


(512) 402-5822 or toll free (877) 209-9618
(Registrant's telephone number, including area code)


83 Fisher Street, Millville, Massachusetts 01504
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act (17
	(CFR 230.425)

__	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR
	210.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))




Item 3.03	Material Modification of the Rights of Security Holders

		On June 17, 2009, the Board of Directors unanimously approved a 20 for 1 forward split of the Company's shares of common stock owned by shareholders of record as of July 1, 2009.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.		Description

EX-99			Certificate of Change Pursuant to NRS 78.209 as filed
			with the Nevada Secretary of State effective
			June 18, 2009




Signature

		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							NASUS CONSULTING, INC.



Dated:  June 24, 2009			   By: /s/ John Jenkins
							John Jenkins
							President and Chief Executive Officer